Exhibit 10.2
PROMISSORY NOTE

$[__________]	Austin, Texas	________ __, 2009

1.          PROMISE TO PAY.  For Value Received, WILSON FAMILY COMMUNITIES, INC., a Delaware corporation (hereinafter referred to as "Maker," whether one or more) promises to pay to the order of LNZCO, LLC ("Payee"), at 11612 Bee Caves Road, Suite 260, Austin, Texas 78738 or such other place as Payee shall designate from time to time, the sum of [insert amount] ($[________]) in legal and lawful money of the United States of America, with interest thereon from date hereof until maturity at the per annum rate specified below.

2.          INTEREST RATE.  The principal of this Note from time to time outstanding shall bear interest from the date hereof until maturity or acceleration at the per annum rate equal to the Base Rate from day to day in effect plus FIVE per cent (5.0%) per annum, to be adjusted without notice with each change in the Base Rate; provided, however, the rate charged hereunder shall never exceed the Maximum Rate. Matured or accelerated unpaid, and past due, principal and interest shall bear interest from date of maturity or acceleration until paid at the highest non-usurious rate allowed by state or federal law, or if no such rate is established at a rate per annum equal to eighteen percent (18%) per annum. The term "Base Rate" as used in this note means a per annum interest rate equal to the "Prime Rate" as published on the applicable day by The Wall Street Journal in its "Money Rates" section, and if more than one such rate is published, then the highest such rate. On any day when The Wall Street Journal is not published or a Prime Rate is not published under the Money Rates section thereof, then the Prime Rate published for the preceding publication date of The Wall Street Journal shall apply. Should the method of establishing the Prime Rate, or the publication of such Prime Rate, cease or be abolished, then the Base Rate used for the balance of the term of this note shall be that interest rate established, adopted or used by holder as its base interest rate. Notwithstanding anything herein to the contrary, if on any change date the Base Rate plus the percentage over such rate and all other sums constituting interest used to establish the interest hereunder shall exceed the highest non-usurious rate permitted by applicable law in effect on that day, the rate charged hereunder shall be limited to, but shall remain at and vary with, the highest non-usurious rate permitted by applicable law on that day and on each day thereafter until the total amount of interest accrued at the rate herein stated on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no limitation by the highest non-usurious rate permitted by applicable law, or until the earlier payment in full of this Note. The terms “Maximum Rate” and “highest non-usurious rate” as used in this Note, mean the maximum non-usurious rate of interest per annum permitted by whichever of applicable United States federal law or Texas law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. To the extent, if any, that the Texas Finance Code establishes the Maximum Rate, the Maximum Rate shall be the “indicated rate ceiling” (as defined therein), and such rate shall fluctuate as and to the extent provided by applicable law if a Variable Rate applies. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”).

PROMISSORY NOTE
PAGE -1-	INITIALS:

3.          PAYMENT SCHEDULE/MATURITY DATE.  This Note shall be due and payable as follows: In monthly installments of accrued interest, payable on the 5th day of each and every calendar month, beginning [______] 5, 2009, and continuing regularly thereafter through [________] 5, 2010, when the entire amount hereof, principal and interest then remaining unpaid, if any, shall then be due and payable in full; provided, however Maker may elect not to pay any  payment of interest when due monthly, the amount of interest in which event accrued through such payment date shall be added to principal and shall bear interest thereafter as other principal under this Note.

AT MATURITY A BALLOON PAYMENT WILL BE DUE. AT MATURITY, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE, IF ANY.  PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME, IF ANY. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE PAYEE YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME PAYEE.

If any payment required under this Note is not paid within ten days of the day such payment becomes due and payable, then Maker shall pay to Payee, subject to the provisions of this Note limiting the amount of interest, the payment of a late charge (the "Late Charge") to compensate Payee for the loss of use of funds and for the administrative expenses and costs of handling such delinquent payment equal to a one-time charge of five percent (5.0%) of the amount of such payment that was not timely paid (but such Late Charge if interest under the law together with all interest payable hereon shall not exceed the maximum lawful rate). Payee is not obligated to accept any past due payment that is not accompanied by a Late Charge, but may accept such payment without waiving its rights to collect the Late Charge.  In no event shall a Late Charge be payable by reason of the acceleration of the indebtedness evidenced by this Note; therefore, a Late Charge would only be due and payable with respect to payments under this Note which become delinquent prior to the acceleration of the indebtedness evidenced hereby.

4.          CERTAIN PROVISIONS REGARDING PAYMENTS.  Whenever any payment shall be due under this Note on a day which is not a Business Day, the date on which such payment is due shall be extended to the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest then payable.  "Business Day" means a day other than a Saturday, Sunday or other day on which national banks in Austin, Texas are authorized or required to be closed. All payments made as scheduled on this Note shall be applied, to the extent thereof, to accrued but unpaid interest and to unpaid principal, in such manner and order as Lender may elect in its discretion.  All prepayments on this Note shall be applied, to the extent thereof, to accrued but unpaid interest on the amount prepaid and to the remaining principal installments, in such manner and order as Lender may elect in its discretion, including but not limited to application to principal installments in inverse order of maturity.  Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Mortgage in such manner and order as Lender may elect in its discretion, any instructions from Maker or anyone else to the contrary notwithstanding.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.  Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default.

PROMISSORY NOTE
PAGE -2-	INITIALS:

5.          DEFAULTS.  It shall be a default ("Default") under this Note and each of the other documents and agreements executed in connection with this Note (the "Loan Documents") if (a) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; (b) there shall occur any default or event of default under any deed of trust, security agreement, pledge, mortgage or any other Loan Document; (c) there shall occur a default under any other loan, obligation or other undertaking between Payee and Maker, whether or not related to this Note; (d) the liquidation, termination, dissolution or (if Maker or any guarantor is a natural person) death or legal incapacity of Maker or any guarantor hereof, unless upon the death of any guarantor the estate of such guarantor assumes the obligations hereunder and under the guaranty of such guarantor; (e) the bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise; or (f) default in the payment of any other indebtedness due Payee or default in the performance of any other material obligation to Payee by Maker.  Upon the occurrence of a Default, the holder hereof shall have the rights to declare the unpaid principal balance and accrued but unpaid interest on this Note at once due and payable (and upon such declaration, the same shall be at once due and payable), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity. All of the rights, remedies, powers and privileges (together, "Rights") of the holder hereof provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity.  The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right.  No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time.  No failure by the holder hereof to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of the Right.  Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of the holder hereof to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance, or a novation in any respect.

PROMISSORY NOTE
PAGE -3-	INITIALS:

Maker promises to pay to Payee all of Payee's reasonable collection costs and expenses, including, but not limited to, (a) court costs; (b) Payee's reasonable attorneys' fees incurred if any sums under this Note or any document executed pursuant to or in connection with this Note, or any obligation under this Note or any document executed pursuant to or in connection with this Note, are collected or enforced, or collection or enforcement activities are undertaken, by or through an attorney, whether or not there is a lawsuit; and (c) expenses incurred to (i) trace and/or locate any obligor; (ii) collect this Note in whole or in part and, where applicable, reinstate the loan; (iii) trace, locate, recover, repossess, transport, store, hold, and assess any Collateral (including environmental assessments and appraisal expenses); (iv) protect the Collateral and Payee's interest in the Collateral, including the cost of any bonds; and/or (v) require or seek the remedy or correction of any default or failure of any term or requirements under this Note or any document executed pursuant to or in connection with this Note. The costs recoverable by Payee under this section shall include expenses which may not be taxable as court costs, including, without limitation, all costs and expenses incident to appellate, bankruptcy, post-judgment and alternative dispute resolution proceedings.  All such costs and expenses shall be due and payable to Payee immediately upon Payee's payment of the same and may be added to the principal balance due and, to the extent permitted by law, shall bear interest at the rate specified in this Note.  Maker shall be liable for the payment of the same as an additional obligation under this Note, which shall be secured by all Collateral and each Security Instrument.  Payee shall have no duty to release Collateral until all such costs and expenses, in addition to all other obligations secured by this Note, are paid in full.

Notwithstanding any provision in the Note or the Loan Documents to the contrary, in the event of any default under the Loan Documents or this Note, Maker shall be entitled to receive written notice of any such default and a period of five (5) days after such notice is sent by the Payee within which to cure a monetary default and a period of thirty (30) days after such notice is sent by the Payee within which to cure a non-monetary default prior to the Payee's being entitled to exercise any remedy which may arise due to the occurrence of such default, other than the right to withhold making further advances of funds during the period any such default remains uncured or the right to protect any collateral for this Note; provided, however, Maker shall not (i) be entitled to notice of any monetary default more often than twice in any twelve month period, or (ii) be entitled to notice of the same non-monetary default more often than once in any twelve month period.

6.          CONTROLLING PROVISIONS.  All parties to the Loan Documents intend to comply with applicable usury law.  All existing and future agreements regarding the debt evidenced by this Note are hereby limited and controlled by the provisions of this Section.  In no event (including but not limited to prepayment, default, demand for payment, or acceleration of maturity) shall the interest taken, reserved, contracted for, charged or received under this Note or under any of the other Loan Documents or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").  If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, then ipso facto, such document shall be reformed and the interest payable  reduced to the  Maximum Amount, without necessity of execution of any amendment  or new document.  If the holder hereof ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to the unpaid principal of this Note in inverse order of maturity of installments and not to the payment of interest, or be refunded to the payor if the principal is paid in full.  The holder hereof does not intend to charge or receive unearned interest on acceleration.  All interest paid or agreed to be paid to the  holder hereof shall be spread throughout the full term (including  any renewal or extension) of the debt so that the amount of interest does not exceed the Maximum Amount.

PROMISSORY NOTE
PAGE -4-	INITIALS:

7.           SECURITY.  Payment hereof is secured by a deed of trust of even date herewith upon the hereinafter described real property, to wit: [insert lot description], a subdivision in [_________] County, Texas, according to the map or plat recorded in Book [__], Pages [_____], Plat Records of [____] County, Texas

8.          GENERAL PROVISIONS/WAIVERS.  If more than one person or entity executes this Note as Maker, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them or any security herefor; (iv) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof to any of them; (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Texas, and venue in the county in which payment is to be made as specified on the first page of this Note, for the enforcement of any and all obligations under the Loan Documents; (vi) agrees that any extension of time for the payment of this Note shall not release or reduce the liability of any obligor, and further waives all notice of each such extension; (vii) waives all rights to discharge under §3.605 of the Texas Business and Commerce Code, as amended from time to time, and the corresponding provisions of any other state or federal laws; (viii) waives all claims against Payee and all defenses based on suretyship or impairment of collateral, including any rights or defenses any obligor may have pursuant to Rule 31 or Rule 32 of the Texas Rules of Civil Procedure, §17.001 of the Texas Civil Practice and Remedies Code and Chapter 34 of the Texas Business and Commerce Code, as amended from time to time; and (ix) agrees that none of the following shall release or reduce the liability of any obligor in any manner whatsoever: (i) the release of any one or more of the obligors or any settlement or compromise with any one or more of the obligors with respect to this Note, any Security Instrument or any of the other Loan Documents; (ii) the taking or compromise, modification, substitution, exchange, impairment, waiver, release or surrender of any Collateral or Security Instrument taken as security for this Note or for performance under any Security Instrument or any of the other Loan Documents; or (iii) the amendment, modification, extension, renewal, increase, or consolidation of this Note, any Security Instrument or any of the other Loan Documents, and each obligor waives notice of each such release, settlement, compromise, taking, substitution, exchange, impairment, waiver, surrender, amendment, modification, extension, renewal, increase, or consolidation.  Payee shall have no duty whatsoever to monitor or verify the use of the proceeds of this Note or to ensure or verify that any loan proceeds are used for the purpose described in any of the Loan Documents.  Each obligor hereby waives and agrees not to assert against Payee any claim or defense whatsoever based on (a) the actual use of loan proceeds, (b) the failure of any loan proceeds to be used for any purpose described in any of the Loan Documents and/or (c) Payee's knowledge that loan proceeds were not used for the purpose described in any of the Loan Documents. To the fullest extent allowed by law, the parties hereto expressly waive the provisions and requirements of the Texas Credit Code, and agree that the terms of this note shall not be governed by the provisions thereof.

PROMISSORY NOTE
PAGE -5-	INITIALS:

Any previous extension of time, forbearance, failure to pursue some remedy, or acceptance of partial payment by Lender, before or after maturity, does not constitute a waiver by Lender of the existence of any event of default nor of its right to strictly enforce the collection of this Note according to its terms. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note. This Note may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought.

9.           JURISDICTION/VENUE/LEGAL ELECTIONS. THIS NOTE, AND ITS VALIDITY, ENFORCEMENT  AND INTERPRETATION, SHALL BE GOVERNED BY TEXAS LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW. VENUE FOR ENFORCEMENT OF THIS NOTE AND ALL OBLIGATIONS OF PAYEE HEREUNDER IS SET AND AGREED IN TRAVIS COUNTY, TEXAS FOR ALL PURPOSES. ANY ACTION RELATED TO THIS NOTE OR ANY COLLATERAL AGREEMENT CONNECTED WITH THIS NOTE SHALL BE BROUGHT IN STATE DISTRICT COURT IN AUSTIN, TRAVIS COUNTY, TEXAS, UNLESS AGREED OTHERWISE BY PAYEE. MAKER WAIVES ALL RIGHTS TO SEEK RELIEF IN ANY FEDERAL COURT ON THE BASIS OF DIVERSITY OF CITIZENSHIP. If United States federal law shall permit a greater Maximum Rate than the rate determined under said Texas Credit Code, then such federal law, from time to time in effect, shall determine the Maximum Rate hereunder. It is understood and agreed that if subsequent to date, the Maximum Rate is increased by statute or other official action, then each Maker, guarantor, surety and endorser agrees that new Maximum Rate will be applicable to this Note from the effective date of the new Maximum Rate forward, unless such application is precluded by the relevant statute or official action.

10.         ASSIGNMENT BY PAYEE.  Payee shall at all time have the right, both before and after this date, to assign all or a portion of this loan or to participate with one or more other entities as lenders. Payee is hereby authorized to disseminate any information it has pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit information on the undersigned, any of its principals and any guarantor of this Note, to any such assignee or participant or prospective assignee or prospective participant, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such person(s) would have if such person(s) were Lender hereunder.  The terms, provisions, covenants and conditions hereof shall be binding upon Maker and the heirs, devisees, representatives, successors and assigns of Maker.

11.         DEFINITION OF TERMS.  As used herein, (a) "maker" means each maker who signs this Note, jointly and severally; (b) "guarantor" means each guarantor who guarantees the payment of all or any portion of this Note; (c) "obligor" means each maker, guarantor, endorser, and surety of all or any portion of this Note; (d) this "Note" refers to this instrument and to the indebtedness evidenced by this instrument; (e) "Security Instrument" includes each and every pledge, assignment, security agreement, guaranty, mortgage, deed to secure debt, deed of trust, hypothecation, or other security instrument or arrangement given to secure repayment of all or any portion of this Note or performance under any of the Loan Documents, whether now existing or hereafter arising; (f) "Collateral" means any collateral that secures repayment of this Note; (g) "Loan Documents" include all documents executed and delivered in connection with the loan transaction evidenced by this Note (including this Note, each Security Instrument, any loan commitment letters, any loan agreements and all loan application documents), whether now existing or hereafter arising; and (h) "Payee" means LNZCO, LLC and its successors and assigns and participants.  The terms "Note", "Security Instrument", and "Loan Documents" include all amendments, modifications, extensions and renewals thereof. If the terms of any of the Loan Documents conflict with the terms of this Note, the terms of this Note shall control.

PROMISSORY NOTE
PAGE -6-	INITIALS:

12.          COLLATERAL PROTECTION INSURANCE NOTICE. IF THIS NOTE IS SECURED BY REAL PROPERTY OR BY TANGIBLE PERSONAL PROPERTY, MAKER IS REQUIRED (i) TO KEEP THE COLLATERAL INSURED AGAINST DAMAGE IN AT LEAST THE AMOUNT EQUAL TO MAKER'S INDEBTEDNESS TO PAYEE, (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO DO BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER, AND (iii) NAME PAYEE AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF A LOSS.  MAKER MUST, IF REQUIRED BY PAYEE, DELIVER TO PAYEE A COPY OF THE POLICY AND PROOF OF PAYMENT OF PREMIUMS.  IF MAKER FAILS TO MEET ANY OF THESE REQUIREMENTS, PAYEE MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON MAKER'S BEHALF AT MAKER'S EXPENSE.

13.          SPECIAL PROVISIONS.  a. This note is for business purposes. None of the proceeds will be used for family, household or consumer purposes. b. The parties hereto expressly waive the provisions and requirements of Chapter 346 of the Texas Finance Code, and agree that the terms of this Note shall not be governed by the provisions thereof. c. This instrument is a "draw note" written in the full principal amount that may be drawn by the Maker as interim financing for the construction of improvements on real property described above.  Interest shall accrue only from the date funds are advanced, and liability of Maker is limited to the unpaid principal actually drawn plus unpaid interest, plus such other expenses as may be specifically provided for in this note or a related collateral document.   Payee shall not be required to advance funds under this note unless all terms, conditions and obligations of that certain Loan Agreement between the parties hereto have been and continue to be performed.

The following notice is applicable only if the face amount of this note is in excess of $50,000.00:

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

PROMISSORY NOTE
PAGE -7-	INITIALS:

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.

WILSON FAMILY COMMUNITIES, INC.

By:
Name:
Title:

PROMISSORY NOTE
PAGE -8-	INITIALS: